SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.7%
China—15.9%
Alibaba Group Holding Ltd. Sponsored ADR(1)	8,027	$2,360
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	6,810	1,018
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	795,765	1,592
Tencent Holdings Ltd.	21,168	1,430
		6,400

Denmark—3.6%
Novo Nordisk A/S Sponsored ADR	21,027	1,460
France—7.0%
Dassault Systemes SE	7,048	1,320
L’Oreal SA	4,585	1,492
		2,812

Germany—6.8%
adidas AG(1)	4,223	1,367
SAP SE Sponsored ADR	8,847	1,378
		2,745

Hong Kong—5.5%
AIA Group Ltd.	222,195	2,209
India—9.8%
Asian Paints Ltd.	37,533	1,011
HDFC Bank Ltd. ADR(1)	36,216	1,810
Infosys Ltd. Sponsored ADR	82,055	1,133
		3,954

Japan—4.9%
Fast Retailing Co. Ltd.	1,660	1,043
Sysmex Corp.	9,728	931
		1,974

	Shares	Value

Mexico—7.0%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	24,533	$1,378
Wal-Mart de Mexico SAB de C.V.	596,612	1,428
		2,806

Netherlands—6.7%
Adyen NV(1)	632	1,165
Heineken NV	17,499	1,557
		2,722

Switzerland—9.1%
Alcon, Inc.(1)	25,095	1,429
Nestle S.A. Registered Shares	12,540	1,489
Temenos AG Registered Shares	5,647	760
		3,678

United Kingdom—17.3%
Aon plc Class A	9,657	1,992
Diageo plc	35,209	1,204
IHS Markit Ltd.	24,928	1,957
Linde plc	7,619	1,815
		6,968

United States—4.1%
STERIS plc	9,319	1,642
Total Common Stocks (Identified Cost $31,001)		39,370

Total Long-Term Investments—97.7% (Identified Cost $31,001)		39,370

	Shares	Value

Short-Term Investment—1.7%
Money Market Mutual Fund—1.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(2)	667,801	$668
Total Short-Term Investment (Identified Cost $668)		668

TOTAL INVESTMENTS—99.4% (Identified Cost $31,669)		$40,038
Other assets and liabilities, net—0.6%		237
NET ASSETS—100.0%		$40,275

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United Kingdom	17%
China	16
India	10
Switzerland	9
France	7
Mexico	7
Germany	7
Other	27
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$39,370	$31,154	$8,216
Money Market Mutual Fund	668	668	—
Total Investments	$40,038	$31,822	$8,216
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Schedule of Investments

SGA INTERNATIONAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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